UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 8, 2016

LAYNE CHRISTENSEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34195 (Commission File Number)	48-0920712 (I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd., Ste. 800

The Woodlands, Texas  77380

(Address of principal executive office)(Zip Code)

(281) 475-2600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure.

Layne Christensen Company (the "Company") is furnishing presentation materials regarding the Company's business and financial performance that it intends to use, in whole or in part, at a presentation to investors at the D.A. Davidson Engineering & Construction Conference in San Francisco, California on September 8, 2016.  The presentation to be used during this presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The Company is not undertaking to update this presentation.

The information contained in this current report on Form 8-K, including the exhibit, is being "furnished" and shall not be deemed "filed" for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01Financial Statements and Exhibits.

(d) Exhibit.The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

Exhibit 99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY
(Registrant)

Date: September 8, 2016	By:	/s/ J. Michael Anderson
J. Michael Anderson,
Sr. Vice President and Chief Financial Officer